EXHBIT 10.9


                     PROMISSORY NOTE FROM WSY LIMITED, INC.



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          PROMISSORY NOTE                    the  commencement of an involuntary
                                             case   thereunder   which   is  not
                                             controverted  within  10  days  and
Principal Amount: US$100,000                 dismissed   within  60  days  after
Revolving Loan: January 1, 2002              commencement,  or (ii) a proceeding
                                             under      any      reorganization,
                                             arrangement,  adjustment  of  debt,
     FOR   VALUE   RECEIVED,    WSY          relief  of  debtors,   dissolution,
LIMITED, INC. with a head office at          insolvency   or    liquidation   or
420 Lincoln  Road,  Suite 301 Miami          similar  law  of  any  jurisdiction
Beach, FL 33139,  (the "Borrower"),          whether now or  hereafter in effect
promises  to pay to  the  order  of          or  the   commencement  of  such  a
Wilmington Rexford, Inc. a Delaware          proceeding     which     is     not
corporation  with a head  office at          controverted  within  10  days  and
515 SeaBreeze Blvd., Suite 530 Fort          dismissed   within  60  days  after
Lauderdale,   Florida   33316  (the          commencement.
"Lender"),  on or  before  December
31,  2002 (in  accordance  with the               The makers, endorsers, and all
terms  and   conditions  set  forth          parties to this Note  hereby  waive
herein)  the  sum  of  ONE  HUNDRED          presentment  and  notice of demand,
THOUSAND US DOLLARS ($100,000.00US)          protest  and notice of protest  and
(the  "Principal  Sum"),  in lawful          nonpayment of this note.
money  of  United  States  together
with  interest on the Principal Sum               The   makers   and   endorsers
from  the date  that the  Principal          hereby  acknowledge  and agree that
Sum is advanced to the  Borrower at          they shall not be entitled,  at any
the  Interest  Rate  (the  "Loan").          time,  to set off any  amounts  due
"Interest  Rate"  means six percent          hereunder,  including  any  accrued
(10%) per annum.                             but  unpaid  interest  against  any
                                             amounts   due  and   owing  by  WSY
     This loan shall be a revolving          Limited,  Successors or assigns, to
loan and at no time exceed $100,000          the Borrower,  or its successors or
USD. At any time monies or services          assigns.
will be  advanced  to WSY  Limited,
Inc. by Wilmington Rexford and paid               Payment   of   this   Note  is
back by WSY Limited, Inc.                    secured by a first charge debenture
                                             in all assets of Borrower.
     All payments  shall be applied
first   to   accrued   and   unpaid               Borrower  and  any  guarantors
interest    due   on   the   unpaid          hereof agree to pay all  reasonable
Principal Sum.                               costs  of   collection,   including
                                             attorneys'  fees,  paid or incurred
     The  Borrower  may  repay  the          by Note  Holder in  enforcing  this
Loan  in  whole  or in  part at any          Note on default.
time  prior to  December  31,  2002
without penalty.                                  This  Promissory Note shall be
                                             governed  by the laws of the  State
     The    Lender    may    demand          of Florida,  and the parties hereto
repayment  of  the  Loan  upon  the          specifically    attorn    to    the
commencement by the Borrower or any          jurisdiction  of the  Courts in the
direct or  indirect  subsidiary  of          State of Florida.
the  Borrower  of  (i) a  voluntary
case  under  Title 11 of the United
States Code entitled  "Bankruptcy,"
or any  successor  thereto,  or



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WSY LIMITED, INC.



Per:  /s/ SK
    -------------------------------





Acknowledged and agreed to this 1st
day of January, 2002


  /s/ RT
-----------------------------------
Wilmington Rexford, Inc.
Per:  Robert Taylor, President








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